SCHEDULE 14C

                Information Statement Pursuant to Section 14(c)
                     of the Securities Exchange Act of 1934


Check the appropriate box:

[ X  ]  Preliminary Information Statement
[    ]  Confidential, for Use of the Commission Only (as permitted by Rule
         14c-5(d)(2))
[    ]  Definitive Information Statement

        USAllianz Variable Insurance Products Trust
        ------------------------------------------
       (Name of Registrant as Specified in Charter)

Payment of Filing Fee (Check the appropriate box):
[ X  ]  No fee required
[    ]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

         1) Title of each class of securities to which transaction applies:

         2)   Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         4)   Proposed maximum aggregate value of transaction:

         5)   Total fee paid:

[    ]  Fee paid previously with preliminary materials.

[    ]  Check box if any part of the fee is offset as provided by Exchange
        Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:

         2) Form, Schedule or Registration Statement No.:

         3) Filing Party:

         4) Date Filed:

                   USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

                             5701 GOLDEN HILLS DRIVE
                              MINNEAPOLIS, MN 55416

                   USAZ OPPENHEIMER EMERGING TECHNOLOGIES FUND
         (FORMERLY KNOWN AS THE USAZ ALLIANCE BERNSTEIN TECHNOLOGY FUND)

                              INFORMATION STATEMENT

This information statement is being provided on behalf of the Board of Trustees (the "Board") of the USAllianz Variable Insurance Products Trust (the "Trust") by Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York ("Allianz") to owners of certain variable annuity contracts and variable life insurance policies ("Variable Contracts") issued by Allianz.

On December 4, 2003, the Board, meeting in person, voted to replace Alliance Capital Management L.P. ("Alliance Capital"), the investment subadviser for the USAllianz AllianceBernstein Technology Fund, with OppenheimerFunds, Inc.("Oppenheimer"), effective December 8, 2003. The Board approved an amendment to the existing portfolio management agreement between the Trust and Oppenheimer without shareholder approval pursuant to an exemptive order issued to the Trust and the Trust's investment manager, USAllianz Advisers, LLC ("USAllianz Advisers") by the U.S. Securities and Exchange Commission (the "SEC") on August 22, 2002 (the "Exemptive Order"). The Exemptive Order permits USAllianz Advisers, subject to oversight by the Board, to hire new subadvisers and to make certain changes to existing subadvisory agreements, without obtaining shareholder approval.

In connection with replacing Alliance Capital with Oppenheimer, the Board also approved changing the name of the USAZ AllianceBernstein Technology Fund to the USAZ Oppenheimer Emerging Technologies Fund (the "Fund").

Pursuant to the terms of the Exemptive Order, this information statement is being provided to owners of Variable Contracts. This information statement describes the circumstances surrounding the Board's approval of the change in subadvisers and provides you with an overview of the terms of the agreement with Oppenheimer. CONTRACT OWNERS DO NOT NEED TO TAKE ANY ACTION; THIS STATEMENT IS PROVIDED FOR INFORMATION ONLY. The approximate mailing date of this information statement is March 5, 2004.



              WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                               GENERAL INFORMATION


USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

The Trust is a Delaware business trust of the series type organized under an Agreement and Declaration of Trust dated July 13, 1999 and is registered with the SEC under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust is comprised of 20 separate investment portfolios, each of which is, in effect, a separate mutual fund.

The Trust currently offers each series of its shares to one or more separate accounts of Allianz as funding vehicles for certain Variable Contracts issued by Allianz through the separate accounts. The Trust does not offer its shares directly to the public. Each separate account, like the Trust, is registered with the SEC as an investment company and a separate prospectus, which accompanies the prospectus for the Trust, describes the separate account and the Variable Contracts issued through it.

USALLIANZ ADVISERS, LLC

Pursuant to an investment management agreement originally approved by the Board on April 11, 2001, USAllianz Advisers serves as the Trust's investment manager. The Board approved the addition of the USAZ AllianceBernstein Technology Fund as a series of the Trust to this agreement on September 6, 2001. USAllianz Advisers is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). USAllianz Advisers is a wholly-owned subsidiary of Allianz Life Insurance Company of North America. Its principal business address is 5701 Golden Hills Drive, Minneapolis, MN 55416.

USAllianz Advisers is responsible for the overall management of the Trust and for retaining subadvisers to manage the assets of each fund according to its investment objective and strategies. USAllianz Advisers has engaged at least one subadviser for each fund to act as that fund's investment subadviser to provide day-to-day portfolio management.

Section 15(a) of the 1940 Act generally requires that a majority of the Fund's outstanding voting securities approve any subadvisory agreement for the Fund. However, the Exemptive Order permits USAllianz Advisers to use a "manager of managers" approach to selecting and supervising subadvisers to manage the investments of the Fund and, on behalf of the Trust, to enter into and materially amend subadvisory agreements without shareholder approval.

Using the "manager of managers" approach, USAllianz Advisers selects subadvisers based on continuing quantitative and qualitative evaluation of their skills and abilities in managing assets pursuant to a particular investment style. Although

USAllianz Advisers does not anticipate frequent changes in subadvisers, pursuant to the Exemptive Order, USAllianz Advisers may replace a fund's subadviser, or add another subadviser for a fund, without imposing the costs and delays of obtaining shareholder approval.

ADMINISTRATOR

BISYS Fund Services Ohio, Inc. ("BISYS"), whose address is 3435 Stelzer Road, Columbus, Ohio 43219-3035, serves as the Trust's administrator, transfer agent and fund accountant. Administrative services provided by BISYS include providing office space, equipment and clerical personnel to the Trust and supervising custodial, auditing, valuation, bookkeeping, legal and dividend disbursing services.

                              INVESTMENT SUBADVISER

REPLACEMENT OF ALLIANCE CAPITAL MANAGEMENT L.P. WITH OPPENHEIMERFUNDS, INC.

On September 8, 2003, Alliance Capital removed the principal portfolio manager of the Fund, and as a result of that change, USAllianz Advisers commenced a review of the subadviser and the investment philosophy and other elements of the investment process with respect to the Fund. Subsequently, USAllianz Advisers recommended to the Board that Alliance Capital be replaced by Oppenheimer. On December 4, 2003, the Board voted to replace Alliance Capital with Oppenheimer effective December 8, 2003.

In connection with replacing Alliance Capital with Oppenheimer as the investment subadviser for the USAZ AllianceBernstein Technology Fund, the Board also approved changing the name of the Fund to the USAZ Oppenheimer Emerging Technologies Fund.

OPPENHEIMERFUNDS, INC.

Oppenheimer is a registered investment adviser under the Advisers Act. Its principal place of business is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, NY 10281. Oppenheimer has been an investment adviser since January 1960. Along with its subsidiaries and controlled affiliates, Oppenheimer managed $150 billion in assets as of December 31, 2003. Oppenheimer has been subadviser for certain series of the Trust since May 1, 2002.

As the principal portfolio manager, Laura Granger is responsible for the day-to-day management of the Fund. Ms. Granger has been a Vice President of Oppenheimer since October 2000. Previously, she was a portfolio manager at Fortis Advisors from July 1998 through October 2000, prior to which she was a portfolio manager at General Motors Investment Management from July 1993 through July 1998.

The name and principal occupation of the trustees and principal executive officers of the Oppenheimer Emerging Technologies Fund are set forth below. The address of each such individual is that of Oppenheimer.


---------------------------------- --------------------------------------------------------------------------
              NAME                                           PRINCIPAL OCCUPATION
---------------------------------- --------------------------------------------------------------------------
---------------------------------- --------------------------------------------------------------------------
Clayton K.Yeutter                  Chairman of the Board of Trustees; Of Counsel at Hogan & Hartson Law Firm
---------------------------------- --------------------------------------------------------------------------
---------------------------------- --------------------------------------------------------------------------
Robert G. Galli                    Trustee
---------------------------------- --------------------------------------------------------------------------
---------------------------------- --------------------------------------------------------------------------
Phillip A. Griffiths               Trustee
---------------------------------- --------------------------------------------------------------------------
---------------------------------- --------------------------------------------------------------------------
Joel W. Motley                     Trustee; Director Columbia Equity Financial Corp.; Managing Director
                                   Carmona Motley, Inc.
---------------------------------- --------------------------------------------------------------------------
---------------------------------- --------------------------------------------------------------------------
Kenneth A. Randall                 Trustee; Director of Dominion Resources, Inc. and Prime Retail, Inc.
---------------------------------- --------------------------------------------------------------------------
---------------------------------- --------------------------------------------------------------------------
Edward V. Regan                    Trustee; President, Baruch College, CUNY
---------------------------------- --------------------------------------------------------------------------
---------------------------------- --------------------------------------------------------------------------
Russell S. Reynolds, Jr            Trustee; Chairman of The Directorship Search Group, Inc.
---------------------------------- --------------------------------------------------------------------------
---------------------------------- --------------------------------------------------------------------------
Donald W. Spiro                    Vice Chairman of the Board of Trustees
---------------------------------- --------------------------------------------------------------------------
---------------------------------- --------------------------------------------------------------------------
John V. Murphy                     President and Trustee; Chairman, Chief Executive Officer, a Director and
                                   President of Oppenheimer; President and a Director of Oppenheimer
                                   Acquisition Corp. and of Oppenheimer Partnership Holdings, Inc.; a
                                   Director of OppenheimerFunds Distributor, Inc.; Chairman and a Director
                                   of Shareholder Services, Inc. and of Shareholder Financial Services,
                                   Inc.; President and a director of OppenheimerFunds Legacy Program; a
                                   Director of the investment advisory subsidiaries of Oppenheimer: OFI
                                   Institutional Asset Management, Inc. and Centennial Asset Management
                                   Corporation, HarbourView Asset Management Corporation  and OFI Private
                                   Investments, Inc.; President and a director of Oppenheimer Real Asset
                                   Management, Inc; a Director of Trinity Investment Management Corp and
                                   Tremont Advisers, Inc.; Executive Vice President of Massachusetts Mutual
                                   Life Insurance Company; a director of DLB Acquisition Corporation
---------------------------------- --------------------------------------------------------------------------
---------------------------------- --------------------------------------------------------------------------
Laura Granger                      Vice President and Portfolio Manager
---------------------------------- --------------------------------------------------------------------------
---------------------------------- --------------------------------------------------------------------------
Brian W. Wixted                    Treasurer; Senior Vice President and Treasurer of Oppenheimer
---------------------------------- --------------------------------------------------------------------------
---------------------------------- --------------------------------------------------------------------------
Robert Zack                        Executive Vice President and General Counsel
---------------------------------- --------------------------------------------------------------------------

Oppenheimer currently serves as investment adviser for the following fund that has an investment objective similar to that of the Fund:

------------------------------- --------------------------------- -------------------- ----------------------
             FUND                    RATE OF OPPENHEIMER'S         FEES WAIVED UNDER    NET ASSETS OF FUND
                                          COMPENSATION            ADVISORY AGREEMENT?      AT 12/31/2003
------------------------------- --------------------------------- -------------------- ----------------------
------------------------------- --------------------------------- -------------------- ----------------------
Oppenheimer Emerging            1.00% first $200 Million          No                   $193.4 Million
Technologies Fund               0.95% next $200 Million
                                0.90% next $200 Million
                                0.85% over $600 Million
------------------------------- --------------------------------- -------------------- ----------------------

                        INVESTMENT SUBADVISORY AGREEMENTS

INFORMATION CONCERNING THE OPPENHEIMER SUBADVISORY AGREEMENT

The Oppenheimer subadvisory agreement is substantially similar to the prior Alliance Capital subadvisory agreement, except for (1) a change in the effective date; (2) a different fee schedule, and (3) the addition of a provision specifically clarifying that USAllianz Advisers retains the responsibility for overall compliance with applicable laws and rules.

The duties that Oppenheimer is required to perform under its subadvisory agreement with USAllianz Advisers are essentially the same as those provided by Alliance Capital under its subadvisory agreement. Accordingly, the Fund receives substantially similar subadvisory services as it received under the Alliance Capital subadvisory agreement.

The Oppenheimer subadvisory agreement provides that, subject to the overall supervision of USAllianz Advisers and the Board, Oppenheimer is granted full responsibility for the management of the assets of the Fund, in accordance with the Fund's investment objectives, policies and limitations, as stated in its prospectus and statement of additional information. Oppenheimer agrees to provide reports to USAllianz Advisers and to the Board regarding management of the assets of the Fund in a manner and frequency mutually agreed upon.

The Oppenheimer subadvisory agreement states that Oppenheimer will comply with the 1940 Act and all rules and regulations thereunder, the Advisers Act, the Internal Revenue Code and all other applicable federal and state laws and regulations, and with any applicable procedures adopted by the Board. Notwithstanding the foregoing, Oppenheimer shall have no responsibility to monitor compliance with limitations or restrictions (other than applicable restrictions under the Fund's registration statement or the 1940 Act) for which information from USAllianz Advisers or its authorized agent is necessary to enable Oppenheimer to monitor compliance with such limitations or restrictions, unless such information is provided to Oppenheimer in writing and is otherwise agreed upon. Despite Oppenheimer's obligations under the subadvisory agreement, USAllianz Advisers retains overall responsibility for the Fund's compliance with applicable restrictions and limitations to the extent that a particular function is not specifically assigned to Oppenheimer under the subadvisory agreement. All compliance monitoring shall be the responsibility of USAllianz Advisers.

Pursuant to the Oppenheimer subadvisory agreement, Oppenheimer agrees to seek best execution in executing portfolio transactions. In assessing the best execution available for any transaction, Oppenheimer will consider all of the factors that it deems relevant, especially the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer, the importance to the Fund of speed, efficiency or confidentiality, the broker-dealer's apparent familiarity with sources from or to whom particular securities might be purchased or sold, any other matters relevant to the selection of a broker-dealer for particular and related transactions of the Fund, and the reasonableness of the commission, if any. In evaluating the best execution available, and in selecting the broker-dealer to execute a particular transaction, Oppenheimer may also consider the brokerage and research services provided to the Fund and/or other accounts over which Oppenheimer exercises investment discretion. Oppenheimer is authorized to pay a broker-dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commissions another broker-dealer would have charged for effecting that transaction if, but only if, Oppenheimer determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer viewed in terms of that particular transaction or in terms of all of the accounts over which investment discretion is so exercised.

Provided the investment objectives of the Fund and applicable law are adhered to, the Oppenheimer subadvisory agreement permits Oppenheimer to aggregate sale and purchase orders of securities and other investments held in the Fund with similar orders being made simultaneously for other accounts managed by Oppenheimer or with accounts of Oppenheimer's affiliates, if in Oppenheimer's reasonable judgment such aggregation would result in an overall economic benefit to the Fund. In addition, Oppenheimer's services under the subadvisory agreement are not exclusive, and Oppenheimer is permitted to provide the same or similar services to other clients.

The Oppenheimer subadvisory agreement provides that Oppenheimer is not liable to USAllianz Advisers, the Fund, the Trust or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services thereunder or for any losses that are sustained in the purchase, holding or sale of any security, except: (1) for willful misfeasance, bad faith or gross negligence on the part of Oppenheimer or its officers, directors or employees, or reckless disregard by Oppenheimer of its duties under the subadvisory agreement, and (2) to the extent otherwise provided in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

The Oppenheimer subadvisory agreement may be terminated at any time without the payment of any penalty, by USAllianz Advisers, or by the Trust upon the vote of a majority of the trustees or by a vote of the majority of the Fund's outstanding voting securities, each upon 60 days written notice to Oppenheimer, or by Oppenheimer at any time without penalty, upon 60 days written notice to the Trust or USAllianz Advisers. The Oppenheimer subadvisory agreement automatically terminates in the event of its assignment to another party.

The Oppenheimer subadvisory agreement provides that for the services rendered, the facilities furnished and the expense assumed by Oppenheimer, USAllianz Advisers (out of its fees received from the Fund, in accordance with the terms of the investment management agreement between USAllianz Advisers and the

Trust), will pay Oppenheimer a monthly fee as shown in the following table. Such subadvisory fee is accrued daily and paid to Oppenheimer monthly.

------------------------------------------------------- -----------------------------------------------------
                                                               PERCENTAGE OF AVERAGE DAILY NET ASSETS
------------------------------------------------------- -----------------------------------------------------
------------------------------------------------------- -----------------------------------------------------
USAZ Oppenheimer Emerging Technologies Fund             0.625% first $20 Million
                                                        0.500% over $20 Million
------------------------------------------------------- -----------------------------------------------------

The Alliance Capital subadvisory agreement provided that USAllianz Advisers would pay Alliance Capital a monthly fee as shown in the following table.

------------------------------------------------------- -----------------------------------------------------
                                                               PERCENTAGE OF AVERAGE DAILY NET ASSETS
------------------------------------------------------- -----------------------------------------------------
------------------------------------------------------- -----------------------------------------------------
USAZ AllianceBernstein Technology Fund                  0.750 % first $10 Million
                                                        0.625% next $10 Million
                                                        0.500% over $20 Million
------------------------------------------------------- -----------------------------------------------------

The Oppenheimer subadvisory agreement contains no provisions prescribing limits on the operating expenses of the Trust or Fund.

SUBADVISORY FEES

For the period from November 5, 2001 through December 7, 2003, Alliance Capital received $172,714 for subadvisory services to the Fund.

If the Oppenheimer subadvisory agreement had been in effect during the period from November 5, 2001 through December 7, 2003, Oppenheimer would have received $154,460 for subadvisory services for the Fund. This amount would have been 89% of the amount received by Alliance Capital for the same period.

BOARD CONSIDERATION OF THE OPPENHEIMER SUBADVISORY AGREEMENT

At an in-person meeting of the Board held on December 4, 2003, the trustees unanimously approved an amendment to the existing subadvisory agreement between USAllianz Advisers and Oppenheimer.

At the meeting, the trustees reviewed materials furnished by USAllianz Advisers and Oppenheimer. USAllianz Advisers explained to the trustees the research, review and selection process that it employed to identify Oppenheimer as the best candidate to subadvise the Fund, which included discussions with Oppenheimer's senior officers and investment personnel, as well as due diligence materials provided by Oppenheimer. USAllianz Advisers also explained the subadvisory fee rate payable to Oppenheimer.

USAllianz Advisers recommended that the trustees approve Oppenheimer as the Fund's new subadviser.

The Board, including a majority of the non-interested trustees, considered whether to approve the amendment to the existing Oppenheimer subadvisory agreement with the assistance of independent counsel to the independent trustees. In determining whether it was appropriate to approve the amendment to the Oppenheimer subadvisory agreement, the trustees considered, among other things, information about the following: (1) the subadvisory fee to be received by Oppenheimer from USAllianz Advisers for services to the Fund; (2) the nature and quality of the services required to be performed by Oppenheimer; (3) the performance results for other funds or portfolios managed by Oppenheimer; and
(4) the personnel and research capabilities of Oppenheimer. The trustees determined that the proposed new subadvisory arrangements between Oppenheimer and USAllianz Advisers were reasonable and in the best interests of the Fund and they approved Oppenheimer as the Fund's new subadviser..

BROKERAGE TRANSACTIONS

Oppenheimer is primarily responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, to affiliates of Oppenheimer.

Purchases and sales of securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Board.

In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

In placing orders for portfolio securities of the Fund, Oppenheimer is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that Oppenheimer seeks to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable under the circumstances. While Oppenheimer generally seeks reasonably competitive spreads or commissions, the Fund does not necessarily pay the lowest spread or commission available. In the selection of brokers and dealers to execute portfolio transactions, Oppenheimer is authorized to consider not only prices and rates of brokerage commissions, but also other relevant factors including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer, the ability and willingness of the broker-dealer to facilitate the Fund's portfolio transactions by participating therein for its own account, the importance to the Fund of speed, efficiency or confidentiality, the broker-dealer's apparent familiarity with sources from or to whom particular securities might be purchased or sold, any other matters relevant to the selection of a broker-dealer for particular and related transactions of the Fund, the brokerage and research services provided to the Fund and/or other accounts over which Oppenheimer or an affiliate of Oppenheimer exercises investment discretion.

On occasion, when Oppenheimer determines that the purchase or sale of a security is in the best interest of the Fund as well as its other advisory clients (including any other investment portfolio of the Trust or other advisory account for which Oppenheimer or an affiliate acts as investment adviser), Oppenheimer, to the extent permitted by applicable laws and regulations, may aggregate the securities being sold or purchased for the Fund with those being sold or purchased for such other customers in order to obtain the best net price and most favorable execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, is made by Oppenheimer in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund and such other customers. In some instances, this procedure may adversely affect the price and size of the position obtainable for the Fund.

For the year ended December 31, 2003, the Fund paid aggregate brokerage fees of $219,585.

AFFILIATED BROKERAGE COMMISSIONS

Subject to the above considerations, Oppenheimer may use a broker that is an affiliated person of the Trust, USAllianz Advisers, or a broker that is an affiliated person of Oppenheimer, to effect transactions on a securities exchange for the Fund ("Affiliated Broker"). In order for an Affiliated Broker to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by the broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. This standard limits Affiliated Brokers to receiving no more than the remuneration expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Board, including a majority of the non-interested trustees, have adopted or approved procedures for Oppenheimer which are reasonably designed to ensure that any commissions, fees or other remuneration paid to an Affiliated Broker are consistent with the foregoing standard. Brokerage transactions with Affiliated Brokers also are subject to such fiduciary standards as applicable law imposes on Oppenheimer and/or its Affiliated Brokers.

In addition, Section 11(a) of the Securities Exchange Act of 1934 provides that member firms of a national securities exchange may not effect transactions on such exchange for the account of an investment company of which the member firm or its affiliate is the investment adviser, except pursuant to the requirements of that Section. The Board has adopted procedures designed to ensure compliance with the requirements of Section 11(a) in order that Oppenheimer may use an Affiliated Broker in these circumstances.

For the year ended December 31, 2003, the Fund paid $17,648 to its Affiliated Brokers, within the meaning under the 1940 Act, which represented 8.04% of the aggregate commissions that the Fund paid for the same period. The following table identifies each Affiliated Broker, the basis of the broker's affiliation, and the amount of commissions paid to that broker during the year 2003.

---------------------------- ------------------------------ ---------------------- --------------------------
          BROKER                 BASIS OF AFFILIATION        AGGREGATE AMOUNT OF     % OF FUND'S AGGREGATE
                                                              FUND'S AFFILIATED        DOLLAR AMOUNT OF
                                                                  BROKERAGE          COMMISSIONS EFFECTED
                                                            COMMISSIONS FOR YEAR      THROUGH AFFILIATED
                                                              ENDED 12/31/2003       BROKERS FOR THE YEAR
                                                                                       ENDED 12/31/2003
---------------------------- ------------------------------ ---------------------- --------------------------
---------------------------- ------------------------------ ---------------------- --------------------------
Deutsche Bank Securities     Other subadviser's                              $603                       .20%
Inc                          affiliated broker-dealer
---------------------------- ------------------------------ ---------------------- --------------------------
---------------------------- ------------------------------ ---------------------- --------------------------
Morgan Stanley               Other subadviser's                            $2,158                       .98%
International                affiliated broker-dealer
---------------------------- ------------------------------ ---------------------- --------------------------
---------------------------- ------------------------------ ---------------------- --------------------------
Prudential Securities, Inc   Other subadviser's                            $7,237                      3.30%
                             affiliated broker-dealer
---------------------------- ------------------------------ ---------------------- --------------------------
---------------------------- ------------------------------ ---------------------- --------------------------
Sanford C Bernstein & Co.,   Alliance affiliated                           $7,650                      3.48%
LLC                          broker-dealer
---------------------------- ------------------------------ ---------------------- --------------------------
---------------------------- ------------------------------ ---------------------- --------------------------
                                                            TOTAL     $17,648      TOTAL              7.96%
---------------------------- ------------------------------ ---------------------- --------------------------


                                REPORTS AVAILABLE

Copies of the Trust's annual report will be furnished without charge upon request. Such request should be directed to USAllianz VIP Trust, 3435 Stelzer Road, Columbus, Ohio 43219, or if by phone at (877) 833-7113.

To reduce expenses, only one copy of the Trust's annual report or information statement, as applicable, may be mailed to households, even if more than one person in a household is a contract owner. To request additional copies of the annual report or information statement, please call the USAllianz VIP Trust at the above telephone number. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the USAllianz VIP Trust at the above address or phone number.

                             ADDITIONAL INFORMATION

The Trust is not required to hold annual meetings of shareholders, and, therefore, the anticipated date of a meeting of shareholders of the Fund cannot be provided. Any shareholder proposal that properly may be included in proxy solicitation materials for a meeting of shareholders must be received by the Trust at least 120 days prior to the date voting instructions or proxy materials are mailed to shareholders.


                                       11